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                                                                      Exhibit 23


                        Consent of Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Brush Wellman Inc. of our report dated January 22, 2002, included in the 2001 Annual Report to Shareholders of Brush Engineered Materials Inc.

Our audits also included the financial statement schedule of Brush Engineered Materials Inc. listed in Item 14(a) 2. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following Registration Statements and Post-Effective Amendments of our report dated January 22, 2002, with respect to the consolidated financial statements incorporated herein by reference and our report included in the preceding paragraph with respect to the financial statement schedule included in the Annual Report (Form 10-K) of Brush Engineered Materials Inc. for the year ended December 31, 2001:

       Post-Effective Amendment Number 1 to Registration Statement Number 333-74296 on Form S-8 dated November 30, 2001;

        Post-Effective Amendment Number 5 to Registration Statement Number 2-64080 on Form S-8 dated May 17, 2000;

        Post-Effective Amendment Number 1 to Registration Statement Number 333-63353 on Form S-8 dated May 17, 2000;

        Post-Effective Amendment Number 1 to Registration Statement Number 333-28605 on Form S-8 dated May 17, 2000;

        Post-Effective Amendment Number 1 to Registration Statement Number 333-63353 on Form S-8 dated May 17, 2000;

        Post-Effective Amendment Number 1 to Registration Statement Number 333-63357 on Form S-8 dated May 17, 2000;

        Post-Effective Amendment Number 1 to Registration Statement Number 33-52141 on Form S-8 dated May 17, 2000;

        Post-Effective Amendment Number 1 to Registration Statement Number 2-90724 on Form S-8 dated May 17, 2000;

        Registration Statement Number 333-63353 on Form S-8 dated September 14, 1998;

        Registration Statement Number 333-63355 on Form S-8 dated September 14, 1998;

        Registration Statement Number 333-63357 on Form S-8 dated September 14, 1998;

        Registration Statement Number 333-52141 on Form S-8 dated May 5, 1998;

        Registration Statement Number 33-28605 on Form S-8 dated May 5, 1989;

        Registration Statement Number 2-90724 on Form S-8 dated April 27, 1984; and

        Post-Effective Amendment Number 3 to Registration Statement Number 2-64080 on Form S-8 dated April 22, 1983.

                                                               ERNST & YOUNG LLP

Cleveland, Ohio
March 27, 2002